J.P. MORGAN U.S EQUITY FUNDS

JPMORGAN TRUST I

JPMorgan U.S. Value Fund

JPMORGAN TRUST II

JPMorgan Equity Income Fund

(All Share Classes)

(the “Funds”)

Supplement dated August 6, 2024

to the current Summary Prospectuses, Prospectuses and Statement of Additional information, as supplemented

Portfolio Manager Retirement. As previously announced, Clare Hart is retiring from J.P. Morgan Investment Management Inc. in the fall of 2024. Effective close of business on September 5, 2024, all references to Clare Hart will be removed from the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-USEQ-824